Texas Capital Value Funds, Inc.

Supplement to the Prospectus and Statement of Additional information dated January 31st, 1998.


1. The sales charge footnote on page 9 is hereby amended to read:

*On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge, and the Fund's adviser will pay authorized dealer the lesser of 1% or $15,000. On such purchases, a contingent deferred sales charge of 1% is levied on redemptions occurring within 1 year of the initial investment.


February 19th, 1998